MANAGED PORTFOLIO SERIES

Great Lakes Disciplined Equity Fund
(the “Fund”)

Supplement dated October 1, 2013 to:

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated July 29, 2013

Effective immediately, the Fund’s Sub-Adviser, Advanced Investment Partners, LLC, has merged into Great Lakes Advisors, LLC, the Fund’s Adviser.  Advanced Investment Partners, LLC was previously a majority owned subsidiary of Great Lakes Advisors, LLC.  As a result, all references to the Sub-Adviser within the Summary Prospectus, Prospectus and SAI are deleted.  At this time, there have been no changes to the Fund’s investment management team and Mr. Jon E. Quigley continues to manage the Fund as an employee of Great Lakes Advisors, LLC.

Thank you for your investment.  If you have any questions, please call the Fund toll-free at 855-278-2020.

This supplement should be retained with your Summary Prospectus, Prospectus and SAI for future reference.